Exhibit 99.1


                            ASSET PURCHASE AGREEMENT


                                    Between:

                        Advanced Technologies Group, Ltd.
                       a Nevada corporation, as Buyer; and

                                Dan Khasis, LLC,
          a Delaware limited liability Buyer, and Dan Khasis as Seller

                            Dated as of July 17, 2009
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                            ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT is entered into effective as of , 2009 (the "Effective Date") between ADVANCED TECHNOLOGIES GROUP, LTD., a Nevada corporation ("Buyer"), and DAN KHASIS, LLC, a Delaware limited liability company ("LLC") and Dan Khasis (collectively with LLC, "Seller" or "Assignor").

     The parties to this Agreement, intending to be legally bound, agree as follows:

1. SALE OF ASSETS; RELATED TRANSACTIONS.

     1.1 PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, Seller hereby sells, transfers, conveys and assigns to Buyer, and Buyer hereby purchases, acquires and accepts from Seller, all of Seller's right, title and interest in and to the following assets, properties (in all states of completion and in all media) and intellectual property rights (collectively, the "Acquired Assets") which comprise the Web site known as "moveidiot.com" (the "Site"), (collectively, the "Assets"):

     (a)  the  computer  software  source  code and  object  code  described  in
          Schedule 1.1(a) (the "Code");

     (b)  the   Code    documentation,    procedure   manuals,    user   guides,
          specifications,  print-outs,  and other writings and data described in
          Schedule 1.1(b) (the "Code Documentation");

     (c) the names, tradenames, logos, trademarks, service marks, domain names (collectively, the "Marks"), designs, icons, photographs, audio and video files, URLs, stories, characters, scripts, writings, "look and feel", rights of publicity, author's rights, contract and licensing rights, subscriber information, databases, Web site traffic data and other data, still and motion picture images, audio components and all other information reasonably identifiable as the content of the Site (collectively, the "Content Items") described in Schedule 1.1(c); and

     (d) all Intellectual Property Rights of Seller in and to the Code, Code Documentation, Marks and Content Items. For purposes hereof, Intellectual Property Rights means all: (a) patents, patent rights and patent registrations and applications, wherever registered or filed;
          (b) copyrights (including, without limitation, the exclusive right to prepare derivative works thereof) and copyright registrations and applications, wherever registered or filed; (c) trade names, trademarks, service marks and related registrations and applications, wherever registered or filed, and the goodwill relating to the same; and (d) trade secrets, know-how, rights in packaging, moral rights and other intellectual property rights in the Acquired Assets whether such rights arise under the laws of the United States or any other state, country or jurisdiction.

     1.2 COMPLETE TRANSFER. Seller expressly agrees that the sale of the Assets under this Agreement constitutes a complete transfer of all of its rights, title and interest with respect to the Assets and that Seller reserves no rights to market or otherwise transfer the Assets. Seller hereby assigns, waives, and/or sublicenses any and all Moral Rights (as defined below) Seller may have in or with respect to the Assets to the maximum extent permitted under the laws of any relevant jurisdiction worldwide. For purposes of this Section "Moral Rights" means any right to (i) divulge a copyrighted work to the public; (ii) retract a copyrighted work from the public; (iii) claim authorship of a copyrighted work;
(iv) object to any distortion, mutilation or other modification of a copyrighted work; or (v) any and all similar rights, existing under the law of any jurisdiction in the world, or under any treaty. Buyer shall have no obligation to Seller to support, maintain, offer, or do any other act relating to the
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Assets and may dispose of the Assets as Buyer, in its sole discretion,  decides.
Notwithstanding the foregoing, This Agreement does not transfer, Buyer does not assume, and Buyer expressly disclaims any and all liabilities, costs, debts, claims and obligations of Seller relating to the Assets or otherwise. Buyer shall have no obligation with respect to any obligations of Seller arising prior to the Closing Date.

2. PAYMENT.

     2.1 PURCHASE PRICE. The aggregate purchase price for the Assets, which is subject to the successful completion of the closing as set forth in Section 3.1, shall be as follows (the "Purchase Price"):

          2.1.1 $57,000 cash to be paid on the Closing Date.

          2.1.2 25,000 restricted shares of the Buyer's common stock to be issued to LLC on the Closing Date.

          2.1.3 In the event MoveIdiot.com attains a membership base of 50,000 registered users within one year from the Closing Date (the "First Milestone"), then Seller shall be issued an additional 25,000 restricted shares of the Buyer's common stock (the "First Earn-out Shares") to be issued to LLC within thirty days of reaching the First Milestone.

          2.1.4 In the event MoveIdiot.com attains a membership base of 100,000 registered users within one year from the Closing Date (the "Second Milestone"), then in addition to the First Earn-out Shares, Seller LLC shall be issued an additional 25,000 vested restricted shares of the Buyer's common stock (the "Second Earn-out Shares"). The Second Earn-out Shares shall be contingent upon the Seller remaining available as a consultant to Buyer in connection with the implementation of MoveIdiot.com for a period of no less than 24 months from the Closing Date. If this milestone is attained, these 25,000 shares shall be issued twenty four months following Closing, provided that, in the event that the Buyer undergoes a change in control prior to twenty four months following Closing, these shares shall immediately vest and be issued to Seller (such shares, together with all other stock issued as part of the purchase price the "Stock Consideration").

          2.1.5 The Seller understands that the Stock Consideration received by it pursuant to this Agreement consists of Buyer Common Stock which will not be registered under the Securities Act of 1933, as amended (the "Act"), or under applicable state securities laws, in reliance upon exemptions contained in the Act and such laws and any applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such Buyer Common Stock is subsequently so registered or qualifies for exemption from registration under the Act and such applicable state securities laws; and the certificates of such Buyer Common Stock shall bear an appropriate legend to that effect.

     2.2 TAXES. Seller shall be responsible for any and all sales or other transaction taxes, duties and other similar charges payable in connection with the sale of the Assets or the transactions and payments contemplated hereby.

3. CLOSING.

     3.1 CLOSING. On the Closing Date, (a) Buyer shall pay to Seller, the amount in cash set forth in Section 2.1 above, and (b) Seller shall deliver to Buyer a bill of sale relating to the Assets in a form reasonably acceptable to Buyer.

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     3.2 TRANSFER OF ASSETS.  On the Closing Date, Seller shall deliver to Buyer at Buyer' premises, or at such other place as the parties to this Agreement may mutually agree, the Assets.

     3.3 CLOSING DATE. The Closing Date shall be scheduled for July 20, 2009, but in no event shall it be later than September 15, 2009.

4. REPRESENTATIONS AND WARRANTIES OF SELLER.

     Except as disclosed or excepted in the Schedule of Exceptions (the "Schedule"), if any, which shall state the specific subsection of this Section 4 to which each disclosure or exception is made, Seller represents and warrants to Buyer as set forth in this Section 4.

     4.1 ORGANIZATION AND STANDING. Dan Khasis LLC is a limited liability Buyer organized, validly existing and in good standing under the laws of Delaware. Dan Khasis is an individual residing in [California] and is the sole member of Dan Khasis LLC.

     4.2 POWER AND AUTHORIZATION. Seller has all requisite legal power and authority to enter into and perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the transactions contemplated hereby have been validly and duly authorized by all necessary corporate action on the part of Seller and no further authorization or approval, whether from directors or shareholders of Seller, or governmental bodies or otherwise, is necessary to enable Seller to enter into and perform the same; and this Agreement, when executed and delivered, shall constitute the legal and binding obligation of Seller, enforceable against Seller in accordance with its terms.

     4.3 NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein shall violate any provision of Seller's operating agreement, or any other document concerning the governance of Seller, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Seller under, any agreement or commitment to which Seller is a party or by which Seller is bound, or to which the property of Seller is subject, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

     4.4 TITLE TO ASSETS; INTELLECTUAL PROPERTY.

          4.4.1 GOOD TITLE. Seller now has, and will have as of the Closing Date, good and marketable title in and to all of the Assets including any patents, patent applications, service marks, trade names, trademarks, trademark applications, copyrights, copyright applications, trade secrets, know-how, data or other proprietary or intellectual property rights included in the Assets (collectively, "Intellectual Property Rights") and such are not subject to any mortgage, pledge, lien, lease, claim, encumbrance, charge, security interest, royalty obligations or other interest or claim of any kind or nature whatsoever, and does not license any component thereof from a third party. There are no material agreements or arrangements between Seller and any third party which are reasonably likely to have a material effect upon Seller's title to and other rights respecting the Assets. Seller has the sole right to bring actions for infringement of any Intellectual Property Rights included in the Assets.

          4.4.2 NO LIMITATIONS ON ASSETS. With respect to the transfer of rights in and to the Assets under this Agreement, except as to the Contracts assigned to Buyer under Section 1.2, Buyer shall be subject to no limitations,

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obligations or restrictions  with regard to the sale,  license,  distribution or other transfer or exploitation of the Assets, whether in the form transferred to Buyer or after modification. All rights to any tangible or intangible property material (including, but not limited to, all Intellectual Property Rights in the Assets) to the Assets and used in Seller's business as presently conducted or currently planned by Seller, or as conducted by any predecessor entity to Seller or prior owner of any portion of the Assets, have been validly transferred to Seller free of any adverse claims by any such predecessor entity, or any partner, limited partner, security holder or creditor of any such predecessor entity, and no such property rights remain in any such entity. Seller is under no obligation to pay any other party any royalties or other fixed or contingent amounts based upon the sale, license, distribution or other use or exploitation of the Assets.

          4.4.3 NO VIOLATION OF THIRD PARTY RIGHTS. The use of the Assets and the Intellectual Property Rights in the Assets in the conduct of Seller's business have not and do not infringe or conflict with the rights of others under any Intellectual Property Rights in any jurisdiction in the world.

          4.4.4 NO INDEMNITY OBLIGATIONS. Seller has not agreed to indemnify any third party for or against any infringement of any Intellectual Property Rights.

          4.4.5   Schedule   4.4.5  lists  the  third  party  or  public  domain
prerequisites that Seller employs to operate and support the Site.

          4.4.6 Schedule 4.4.6 lists all of Seller's domestic or foreign federal, state and foreign registrations of trademarks, service marks and of other marks, trade names or other trade rights, and all pending applications for any such registrations; all of Seller's copyrights and patent rights relating to the Site and all pending applications therefor; all other trademarks, service marks and other marks, trade names, domain names and other trade rights, copyrights and patent rights which are necessary in connection with Seller's use, operation and support of the Site.

     4.5 CONFLICTING AGREEMENTS. Neither the execution nor delivery by Seller of this Agreement nor compliance by Seller with the terms and provisions hereof will (a) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the bylaws or articles of incorporation of Seller, any award of any arbitrator or any other agreement, any regulation, law, judgment, order or the like to which Seller is subject or any Contract, or (b) result in the creation of any lien upon all or any of the Assets. Seller is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness, any agreement relating thereto or any other contract or agreement which restricts or otherwise limits the transfer of the Assets.

     4.6 LITIGATION. Except as provided in Schedule 4.6: (a) none of the Assets was or is now involved in any pending or to Seller's knowledge threatened litigation; (b) Seller has not received any written notice of invalidity or infringement of any rights of others with respect to the Assets; (c) no other firm, corporation, association or person (i) has asserted in writing the right to use any of the Assets to the exclusion of Seller, (ii) has notified Seller in writing that it is claiming any ownership of or right to use the Assets to the exclusion of Seller, or (iii) is to Seller's knowledge infringing upon any Assets in any way; (d) Seller's use of the Assets is not to Seller's knowledge infringing upon or otherwise violating the rights of any third party in or to the Assets; and (e) no proceedings have been instituted against and no notices have been received by Seller alleging that Seller's use of the Assets infringes upon or otherwise violates any rights of a third party in or to the Assets.

     4.7 GOVERNMENTAL AUTHORIZATIONS AND REGULATIONS. Seller is not in violation of any laws, material governmental orders, rules or regulations, whether international, federal, state or local, to which Seller or the Assets are subject except for any such violations which are not reasonably likely to have a

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material  adverse  effect  on  Seller.  Seller  has  prior to the  Closing  Date delivered to Buyer a true and correct list of all licenses, franchises, permits and other governmental authorizations held by Seller that are material in connection with Seller's business related to the ownership and use of the Assets.

     4.8 TAXES. There are no tax liens against the Assets and there is no basis for any such lien.

     4.9 BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Seller.

     4.10 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to Assignee:

     (a) Assignor has the right, power and authority to enter into this Agreement;

     (b) Assignor is the exclusive owner of all right, title and interest, including all intellectual property rights, in the trademark and domain name;

     (c) The trade name and domain name are free of any liens, security interests, encumbrances or licenses;

     (d) The trade name and domain name do not infringe the rights of any person or entity;

     (e) There are no claims, pending or threatened, with respect to Assignor's rights in the trade name or the domain name;

     (f) This Agreement is valid, binding and enforceable in accordance with its terms; and

     (g)  Assignor  is  not  subject  to  any   agreement,   judgment  or  order
          inconsistent with the terms of this Agreement

5. REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer represents and warrants to Seller as follows:

     5.1 ORGANIZATION AND STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada.

     5.2 POWER; AUTHORIZATION. Buyer has all requisite legal power and authority to enter into and perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the transactions contemplated hereby have been validly and duly authorized by all necessary corporate action on the part of Buyer and no further authorization or approval, whether from directors or shareholders of Buyer or governmental bodies or otherwise, is necessary to enable Buyer to enter into and perform the same; and this Agreement, when executed and delivered, shall constitute the legal and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

     5.3 CONFLICTING AGREEMENTS. Neither the execution nor delivery by Buyer of this Agreement nor compliance by Buyer with the terms and provisions hereof will conflict with, or result in a breach of (a) the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the bylaws or articles of incorporation of Buyer or any agreement to which Buyer is a party,

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which would prevent any of the transactions  contemplated  under this Agreement, or (b) any regulation, law, judgment, order or the like to which Buyer is subject, the default or violation of which would prevent any of the transactions contemplated under this Agreement.

     5.4 LITIGATION. No action, suit, proceeding or investigation is pending or threatened against Buyer which questions the validity of this Agreement or the right of Buyer to enter into this Agreement or seeks to prevent any of the transactions contemplated under this Agreement.

     5.5 BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Buyer.

6. CLOSING CONDITIONS OF SELLER. Seller's obligations to sell the Assets are subject to the fulfillment on or prior to the Closing Date of all of the conditions set forth in this Section 6. Buyer acknowledges and agrees that Seller shall not owe Buyer any amount for a failure of the closing to occur as a result of a closing condition.

     6.1 MATERIAL ADVERSE CHANGE. Seller shall be satisfied in its sole discretion that the representations and warranties made by Buyer in Section 5 above are true and correct as of the Closing Date.

     6.2 CONSENTS, APPROVALS AND WAIVERS. Seller and Buyer shall have obtained, in a manner satisfactory to Seller and its counsel, any and all approvals, consents, permits and waivers and made all filings necessary or appropriate for the sale and transfer of the Assets under this Agreement.

     6.3 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Buyer on or prior to the Closing Date shall have been performed or complied with in all respects.

     6.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Seller and its counsel, and Seller and its counsel shall have received all such counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

     6.5 TERMINATION. In the event the Buyer has failed to perform all covenants, agreements and conditions required of it pursuant to this Agreement at or prior to Closing and same have not been waived by the Seller in writing, then Seller may, by written notice to Buyer, terminate this Agreement and neither party shall have any further obligation or liability to the other.

7. CLOSING CONDITIONS OF BUYER. Buyer' obligations to purchase the Assets are subject to the fulfillment on or prior to the Closing Date of all of the conditions set forth in this Section 7.

     7.1 SATISFACTORY DUE DILIGENCE; MATERIAL ADVERSE CHANGE. Buyer shall be satisfied in its sole discretion (a) that the representations and warranties made by Seller in Section 4 above are true and correct in all respects as of the Closing Date, (b) that any matters included in the Schedules which Buyer deems to be unacceptable and which have been specified in writing to Seller have been remedied to Buyer's satisfaction, (c) with the results of its business, technical, legal and financial review of the books, records, agreements and other legal documents and business organization of Seller and (d) no suit, action, investigation, inquiry or other proceeding by any governmental body or

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other  person or entity or legal or  administrative  proceeding  shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or in any way constitutes a material adverse effect upon the commercial viability of the Site. .

     7.2 CONSENTS, APPROVALS AND WAIVERS. Seller and Buyer shall have obtained, in a manner satisfactory to Buyer and its counsel, any and all approvals, consents, permits and waivers and made all filings necessary or appropriate for the sale and transfer of the Assets under this Agreement.

     7.3 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Seller on or prior to the Closing Date shall have been performed or complied with in all respects.

     7.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Buyer and its counsel, and Buyer and its counsel shall have received all such counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

     7.5 TERMINATION. In the event the Seller has failed to perform all covenants, agreements and conditions required of it pursuant to this Agreement at or prior to Closing and same have not been waived by the Buyer in writing, then Buyer may, by written notice to Seller, terminate this Agreement and neither party shall have any further obligation or liability to the other.

8. RESTRICTIVE COVENANTS

     Seller shall keep confidential and hold in strict confidence all documents and all information ("Confidential Information") they receive from the Buyer concerning the Buyer and the Acquired Assets (as defined herein) which shall not be disclosed to or for the benefit of any third parties.

     8.1 Seller represents, warrants and covenants that there exists no Agreement or restriction, which would interfere with or prevent Seller from entering this Agreement or rendering the Work described herein.

     8.2 Seller acknowledges and recognizes the highly competitive nature of the business of the Buyer and accordingly agrees as follows:

     (i) Seller hereby agrees that during the Term as defined in a certain Independent Contractor Agreement of even date among the parties to this Agreement ("Contractor Agreement") and for a period of five (5) years following the termination of the Term (the "Restricted Period"), Seller will not, whether on Seller's own behalf or on behalf of or in conjunction with any person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise whatsoever ("Person"), unless expressly agreed otherwise by the Buyer's Board;

     (ii) directly or indirectly sell, or offer to sell Competing Products (as defined below) to any past or present customer of the Buyer;

     (iii)enter the employ of, or render any services to, any Person who or which engages in a Competing Business (as defined below);

     (iv) acquire or propose to acquire, or join with any other Person to acquire or propose to acquire, any equity or financial interest in or assets of any Competing Business, assist any other Person in analyzing

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          the value of or  prospects  for any  Competing  Business or  otherwise become actively involved with, any Competing Business, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant except that it is not a violation of this Agreement for Seller to own personal passive investments not to exceed five percent (5%) total ownership of any entity; and

     (v) interfere with, or attempt to interfere with, business relationships (whether formed before, on or after the date of this Agreement) between the Buyer and customers, clients, suppliers, partners, members or investors of the Buyer.

For purposes of this Agreement:

     (A)  "Competing   Products"  shall  mean  any  software   program  that  is
          competitive with the Acquired Assets as defined herein.

     (B) "Competing Business" shall mean any Person (as defined above) engaged in the sale of Competing Products as a significant part of such Person's business.

     8.3 Seller acknowledges and recognizes the highly competitive nature of the business of the Buyer and accordingly agrees as follows:

     During the Restricted Period, Seller will not, whether on Seller's own behalf or on behalf of or in conjunction with any Person:

     (i) directly or indirectly solicit or encourage any employee of the Buyer to leave the employment of the Buyer; or enter into an employment agreement or independent Seller agreement with any such employee;

     (ii) directly or indirectly, encourage any consultant then under contract with the Buyer to cease to work with the Buyer;

     (iii)directly or indirectly, encourage any of the Buyer's customers or suppliers to cease doing business or reduce the amount of business it does with the Buyer.

It is expressly understood and agreed that although Seller and the Buyer consider the restrictions contained in Sections 8.2 and 8.3 herein to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is an unenforceable restriction against Seller, the provisions of this Agreement shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in this Agreement is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

9. OTHER CONSIDERATIONS.

     9.1 AGREEMENT TO PERFORM NECESSARY ACTS. Assignor agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the effective assignment of all right, title and interest in the Assets to Assignee contemplated by this Agreement, including but without limitation, the execution and delivery of all documents described necessary or convenient so as to effect the transfer and assignment to Buyer of all rights, title and interest in and to the Assets..

10. PENDING CLOSING AND RISK OF LOSS

     From date hereof to the Closing Date, and except as otherwise expressly consented to or approved by Buyer in writing:

     10.1 Regular Course of Business. Seller shall carry on its business relating to the Site in the ordinary course consistent with past practice and shall not engage in any transaction or activity, and shall not enter into any agreement or make any commitment or take any action inconsistent with this Agreement.

     10.2 Certain Changes. Seller shall not: (a) permit or allow any of the Assets to be subjected to any mortgage, pledge, lien or encumbrance; (b) dispose of or permit to lapse any Intellectual Proprietary Rights in and to the Assets;
(c) fail to maintain the Assets in substantially their state of repair as of the date of this Agreement except normal wear and tear or fail to replace consistent with Seller's past practice and in accordance with the terms of this Agreement inoperable, worn-out or destroyed assets.

     10.3 Risk of Loss. From the date hereof through Closing, all risk of loss or damage to the Assets shall be borne by Seller and thereafter shall be borne by Buyer.

11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

     11.1 Survival of Representations and Warranties. All statements contained herein and in any Schedule, Exhibit or instrument delivered by or on behalf of the parties pursuant to this Agreement shall be deemed to be representations and warranties by the parties hereunder. All such representations and warranties shall survive the consummation of the transactions contemplated hereby and the Closing Date, without regard to any investigation made by Seller and Buyer; provided, however, that if prior to the Closing Date any party hereto has actual knowledge of any matter (a "Matter") contradicting any such representation or warranty made by it or the other party, then such party must disclose such knowledge to the other party prior to the Closing Date. The parties shall then enter into good faith negotiations to resolve the Matter, and the Closing Date shall be extended for a period of 10 days. If the Matter is not resolved within such 10-day period, either party may terminate this Agreement on 10 days written notice to the other party. In any event, after the Closing Date no claim can be brought by either party against the other relating to any such unresolved Matter.

     11.2 Indemnifications.

     (a) By Seller. Seller shall indemnify, save and hold harmless Buyer, its affiliates and subsidiaries, and its and their respective representatives, from and against any and all costs, losses, taxes, liabilities, obligations, damages, lawsuits, deficiencies, claims, demands, and expenses (whether or not arising out of third-party claims), including without limitation interest, penalties, costs of mitigation, losses, lost profits and other losses, attorney's fees and all amounts paid in investigation, defense or settlement of any of the foregoing (herein "Damages"), incurred in connection with, arising out of, resulting from or incident to (i) any breach of any representation or warranty or the inaccuracy of any representation, made by Seller in or pursuant to this Agreement; and (ii) any breach of any covenant or agreement made by Seller in or pursuant to this Agreement. The term "Damages" as used in this Section 11.2 is not limited to matters asserted by third parties against Seller or Buyer, but includes Damages incurred or sustained by Seller or Buyer in the absence of third party claims. Payments by Buyer of amounts of which Buyer is indemnified hereunder, and payments by Seller of amounts for which Seller is indemnified, shall not be a condition precedent to recovery. Seller's obligations to indemnify Buyer and Buyer's obligations to indemnify Seller hereunder shall be the sole remedy for Seller against Buyer and Buyer against Seller, as the case may be, for claims arising out of this transaction.

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
     (b) By Buyer. Buyer shall indemnify and save and hold harmless Seller from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to (i) any breach of any representation or warranty or the inaccuracy of any representation, made by Buyer in or pursuant to this Agreement; and (ii) any breach of any covenant or agreement made by Buyer in or pursuant to this Agreement.

     (c) Cooperation. The indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers.

     (d) Defense of Claims. If a claim for Damages (a "Claim") is to be made by a party entitled to indemnification hereunder against the indemnifying party, the party claiming such indemnification shall give written notice (a "Claim Notice") to the indemnifying party as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this
Section 11.2. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within 15 calendar days after the service or the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk, and expense unless the named parties to such lawsuit or action include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, and
(iii) to compromise or settle such lawsuit or action which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. If the indemnifying party fails to assume the defense of such lawsuit or action within 15 calendar days after receipt of the Claim Notice, the indemnified party against which such lawsuit or action has been asserted shall (upon delivering notice to such effect to the indemnifying party) have the right to undertake, at the indemnifying party's cost and expense, the defense, compromise or settlement of such lawsuit or action on behalf of and for the account and risk of the indemnifying party; provided, however, that such lawsuit or action shall not be compromised or settled without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event the indemnified party assumes the defense of the such lawsuit or action, the indemnified party shall keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this
Section 11.2 for any final judgment (subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any Damages by reason of such settlement or judgment.

12. MISCELLANEOUS.

     12.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York applicable to contracts between New York residents entered into and to be performed entirely within the State of New York. The parties agree that the exclusive venue for all disputes, and hereby submit to the jurisdiction of, the state courts of the

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
State of New York or the Federal District Court for the Southern District of New York in the event the latter shall have subject matter jurisdiction over the dispute.

     12.2 WAIVERS; CUMULATIVE REMEDIES. Any waiver, consent or the like must be in writing. Any waiver by either party of any breach of this Agreement by the other party shall not constitute a waiver of any other or subsequent breach of this Agreement. All remedies, either under this Agreement or by law or otherwise, afforded to the parties hereunder shall be cumulative and not alternative.

     12.3 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be effective upon receipt by facsimile with a confirming copy sent by first-class mail, postage prepaid, or by recognized overnight courier ("courier") both of which shall be effective two days after receipt by facsimile or delivery of Courier, addressed as follows or at such other address as a party may designate for itself by providing notice hereunder:

     To Buyer:  Abel Raskas and Alex Stelmak
                Advanced Technologies Group, Ltd.
                331 Newman Springs Road, Building 1, Suite 143
                Red Bank, New Jersey 07701

     To Seller: Dan Khasis
                Dan Khasis, LLC
                100N Whisman Rd., Apt #2021
                Mountain View CA, 94043

     12.4 EXPENSES. Each party shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transaction contemplated hereby.

     12.5 SEVERABILITY. In case any provision of this Agreement is held to be invalid or unenforceable, such provision shall be deemed amended to the extent required to make it valid and enforceable and such amended provision and the remaining provisions of this Agreement will remain in full force and effect.

     12.6 TITLE AND HEADINGS. The titles and headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.7 SUCCESSOR AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

     12.8 RIGHTS OF THIRD PARTIES. Nothing contained in this Agreement, express or implied, shall be deemed to confer any rights or remedies upon, or obligate any of the parties hereto, to any person or entity.

     12.9 CONFIDENTIALITY. Each party hereto shall hold and shall cause its consultants, advisors and employees to hold in strict confidence all documents and information concerning the other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party, or (c) later lawfully acquired from other sources by the party to which it was furnished), and each party shall not release or disclose such information to any other person or entity, except that party's auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. Each party shall be deemed to have satisfied its obligation to hold such confidential information concerning

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
or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

     12.10 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Exhibits hereto and the other documents delivered pursuant hereto constitute the full, exclusive, complete and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersedes and revokes all other previous discussions, understanding and agreements, whether oral or written, between the parties with regard to the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the affected party.

     The parties to this Agreement have caused this Agreement to be executed and delivered as of July 17, 2009.

DAN KHASIS, LLC                             ADVANCED TECHNOLOGIES GROUP, LTD.

By: /s/ Dan Khasis                          By: /s/ Alex Stelmak
   ---------------------------------           ---------------------------------

Name: Dan Khasis                            Name: Alex Stelmak
     -------------------------------             -------------------------------

Title: Owner                                Title: CEO
      ------------------------------              ------------------------------

/s/ Dan Khasis
------------------------------------
Dan Khasis, individually

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
                                  SCHEDULE 1.1

a) Summary of Software Code:

     The MySQL 5.0 open source database distributed by MySQL AB and Sun Microsystems, Inc. under GNU General Public License (GNU GPL v3.0) and PHP
5.2.10 open source code base distributed by The PHP Group under PHP License v3.01 are used in the implementation and operation of the MoveIdiot.com website which is located at http://www.MoveIdiot.com. The website uses strict HTML document type definitions. Page layouts are divided into global header, custom page and global footer segments, utilizing both custom graphics and Cascading Style Sheets (CSS) language for formatting and design elements.

     The website can be hosted on a standard Apache HTTP Server (web server). Presently, the website is hosted on two prototype servers. The source code is hosted on a web server and the database elements are hosted on a database server.

     The website utilizes a Representational State Transfer or REST-based API for authentication and stores information from user sessions in a central database memory table. It includes database security elements to lessen the risk of SQL injection attacks and provide other security features and utilizes various technologies to enhance performance in order to permit the servers to be used more efficiently.

     Although the website has undergone general testing for code and design errors or "bugs" in the software, broader-based testing across a larger user base will be required to disclose and remediate these errors when discovered.

b) Technical documentation for the website

c) moveidiot.com and all subdomains of moveidiot.com

d) Proprietary business summary describing the MoveIdiot.com business concept and future product roadmap and ideas

e) Graphics:

   The logo and logo source files of MoveIdiot

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